UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 4, 2005

ENDOLOGIX, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28440 (Commission File Number)	68-0328265 (I.R.S. Employer Identification No.)

13900 Alton Parkway, Suite 122, Irvine, CA (Address of principal executive offices)		92618 (Zip Code)

Registrant’s telephone number, including area code: (949) 595-7200

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.
SIGNATURES

Item 1.01 Entry Into Material Definitive Agreement.

     On January 4, 2005, the Board of Directors of Endologix, Inc. (the “Company”) amended the Company’s 1996 Stock Option/Stock Issuance Plan (the “Plan”) to provide that (1) the Company may not reprice any options to purchase common stock which are granted under the Plan without the prior approval of the Company’s stockholders and (2) no executive officer or director of the Company will be able to pay the option exercise price or the purchase price for shares by delivering a promissory note.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.
January 4, 2005	/s/ Paul McCormick
Paul McCormick, President and
Chief Executive Officer